UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

EBR SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56671	57-1164669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Oakmead Parkway Sunnyvale, CA 94085
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (408) 720-1906

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

EBR Systems, Inc. (the “Company”) held its 2026 annual meeting of stockholders on May 6, 2026 U.S. Pacific time (the “Annual Meeting”) virtually via live webcast. At the Annual Meeting, upon the recommendation of the Company’s board of directors (the “Board”), the Company’s stockholders voted on the ten proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2026 (Pacific time) (the “Proxy Statement”).

Proposal 1 - Election of Directors. The Company’s stockholders elected the following Class II director nominees to hold office until the Company’s 2029 Annual Meeting of Stockholders. The results of the vote were:

Nominee	For	Withhold	Broker Non-Vote
John McCutcheon	219,279,816	2,140,682	0
Bronwyn Evans, Ph.D.	219,339,937	2,080,561	0

Proposal 2 - Approval of the addition of 18,010,366 shares of Common Stock under the 2021 Equity Incentive Plan. The Company’s stockholders approved the addition of 18,010,366 shares of common stock, par value $0.0001 per share (“Common Stock”), as adjusted for any splits or combinations, to the number of shares of Common Stock reserved for issuance under the 2021 Equity Incentive Plan (“2021 Plan”), by operation of the “evergreen” provision set forth in the 2021 Plan, pursuant to and for the purposes of Exception 13 of Australian Securities Exchange (“ASX”) Listing Rule 7.2, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
166,610,416	12,056,707	525,446	0	42,227,929

* Represents shares underlying votes that were not cast held by holders subject to a voting exclusion on the matter or that were disregarded, pursuant to ASX Listing Rule 14.11.1, as further described in the Proxy Statement

Proposal 3 - Approval of Grant of Options to John McCutcheon. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$716,154 (at the time of the grant) under the 2021 Plan to Mr. John McCutcheon, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,654,250	3,273,635	264,684	0	42,227,929

Proposal 4 - Approval of Grant of Options to Allan Will. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$160,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Allan Will, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,581,950	3,345,935	264,684	0	42,227,929

Proposal 5 - Approval of Grant of Options to Karen Drexler. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Ms. Karen Drexler, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,639,625	3,288,260	264,684	0	42,227,929

Proposal 6 - Approval of Grant of Options to Trevor Moody. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Trevor Moody, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,614,625	3,288,260	289,684	0	42,227,929

Proposal 7 - Approval of Grant of Options to David Steinhaus. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Dr. David Steinhaus, pursuant to and for the purposes of ASX Listing Rule 10.14, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,614,625	3,288,260	289,684	0	42,227,929

Proposal 8 - Approval of Grant of Options to a Nominated Holding of Bronwyn Evans. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to the nominated holding of Dr. Bronwyn Evans, pursuant to and for the purposes of ASX Listing Rule 10.11, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,615,725	3,287,160	289,684	0	42,227,929

Proposal 9 - Approval of Grant of Options to a Nominated Entity of Chris Nave. The Company’s stockholders approved the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to the nominated entity of Dr. Chris Nave, pursuant to and for the purposes of ASX Listing Rule 10.11, on the terms and conditions set out in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote	Uncast *
175,614,625	3,284,210	293,734	0	42,227,929

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2026	EBR SYSTEMS, INC.

	By:	/s/ John McCutcheon
	Name:	John McCutcheon
	Title:	Chief Executive Officer